Investor Day 2023 June 15, 2023

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Unisys Corporation (Unisys or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Unisys' ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and that ACV and TCV are based, in part, on the assumption that each of those contracts will continue for their full contracted term. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon Unisys. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on Unisys will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, our long-term targets for revenue, margins, adjusted EBITDA and free cash flow, growth of our Next-Gen solutions, market size, expansion and cross-selling opportunities, our ability to decrease SG&A, 2023 guidance for revenue, non-GAAP operating margin and adjusted EBITDA margin, gross margin relating to revenue and gross profit excluding License and Support, strategies or objectives for future operations and our pension liability, and statements regarding future economic conditions or performance.

Additional information and factors that could cause actual results to differ materially from Unisys' expectations are contained in Unisys' filings with the U.S. Securities and Exchange Commission (SEC), including Unisys' Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while Unisys periodically reassesses material trends and uncertainties affecting Unisys' results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, Unisys does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Measures

This presentation includes non-GAAP financial information such as non-GAAP operating profit, EBITDA, adjusted EBITDA, and revenue excluding License and Support. The Company's non-GAAP financial measures exclude certain items such as postretirement expense and cost-reduction activities and other expenses that the Company believes are not indicative of its ongoing operations, as they may be unusual or non-recurring. The inclusion of such items in financial measures can make the Company's profitability and liquidity results difficult to compare to prior periods or anticipated future periods and can distort the visibility of trends associated with the Company's ongoing performance. Management also believes that non-GAAP measures are useful to investors because they provide supplemental information about the Company's financial performance and liquidity, as well as greater transparency into management's view and assessment of the Company's ongoing operating performance.

The following measures are often provided and utilized by the Company's management, analysts, and investors to enhance comparability of year-over-year results. Non-GAAP operating profit excludes pretax postretirement expense and pretax charges in connection with cost-reduction activities and other expenses. EBITDA is calculated by starting with net income (loss) attributable to common shareholders and adding or subtracting the following items: net income (loss) attributable to noncontrolling interests, interest expense (net of interest income), provision for (benefit from) income taxes, depreciation and amortization. Adjusted EBITDA further excludes postretirement expense and cost-reduction activities and other expenses, non-cash share-based expense, and other (income) expense adjustments. Revenue and gross profit excluding License and Support excludes revenue and gross profit in connection with software license and support revenue within the Company's Enterprise Computing Solutions segment. The Company provides these measures to allow investors to isolate the impact of software license renewals, which tend to be lumpy, and related support services in order to evaluate the Company's business outside of these areas.

These measures should not be relied upon as substitutes for, or considered in isolation from, measures calculated in accordance with U.S. GAAP. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found in the appendix to this presentation except for financial guidance and other forward-looking information since such a reconciliation is not practicable without unreasonable efforts. This information has been provided pursuant to the requirements of SEC Regulation G.

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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Agenda - June 15 Presenter(s) Topic Michaela Pewarski Vice President, Investor Relations Welcome Peter Altabef Chair & Chief Executive Officer Vision and Objectives Mike Thomson President and Chief Operating Officer Strategy Manju Naglapur Senior Vice President and General Manager, Cloud, Applications & Infrastructure Solutions Cloud, Applications & Infrastructure Solutions Joel Raper Senior Vice President and General Manager, Digital Workplace Solutions Alan Shen Chief Technical Officer, Digital Workplace Solutions Digital Workplace Solutions Break Investor Day 2023

Agenda - June 15 Presenter(s) Topic Chris Arrasmith Senior Vice President and General Manager, Enterprise Computing Solutions Enterprise Computing Solutions Christine Wenzel Senior Vice President, Global Sales Lisa Madion Senior Vice President, Global Client Management Go - To - Market Deb McCann Chief Financial Officer Financial Overview All Presenters Q&A Investor Day 2023

Vision and Objectives JUNE 15, 2023 Peter Altabef Chair & Chief Executive Officer

Market backdrop

We operate in a large and growing market


1.5T
11%
3YR CAGR
1.1T

Secular Growth Tailwinds

~30%	~20%	~10%
Infrastructure-as-a-Service	Next-Generation Compute	Industry Solutions
~$250B by 2025	~$200B by 2025	~$140B by 2025

Source: Everest, Gartner, Grand View Research, Transparency Market Research
Note: Unisys judgment applied in mapping industry analyst taxonomy to Unisys' offerings in determining addressable market

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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Driving outcomes across the client’s entire business Leveraging data and analytics, generative AI, and advanced computing to drive outcomes despite rising complexity, regulation, talent gaps, and technology debt retain talent hire faster optimize workforce comply with regulation secure data increase ROI maximize productivity grow revenue minimize costs reduce emissions innovate faster c ollaborate better transact quicker minimize downtime improve satisfaction Increase utilization

What we have achieved Scaled o ur go - to - market With a robust ecosystem of channel and alliance partners, with limited capital investment Transformed our b rand Repositioning Unisys as a technology innovator with our clients and industry analysts Acquired key c apabilities Filling out our solutions portfolio & bringing extensive development capabilities Enhanced our solutions p ortfolio Expanding our innovative Next - Gen Solutions in areas with higher growth and margins

An investment in Unisys is an investment in...



1. **Large market opportunity** — Large market opportunity, operating within the ~$1 Trillion IT solutions market
2. **Innovative Next-Gen and Industry Solutions** — Increasingly levered to higher growth and margin areas of the marketplace with expanding development capabilities
3. **Highly recurring revenue** — More than 80% recurring revenue in FY 2022 with a sticky, highly-profitable software License & Support solutions
4. **Large base of high-quality clients** — Large base of large enterprise and public sector clients; our top 50 have been with us for >20yrs on average
5. **Strong financial management** — Expanding Ex-L&S gross margins and $1.7B in pension liabilities removed since Year-End 2019

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.

9

What you will hear today… Long - Term Targets Our commitment to achieving faster growth, improving profitability, generating meaningful free cash flow, and creating shareholder value Growth Strategy Efficiency P lan License & Support Pension M anagement Innovation in P ractice

Strategy JUNE 15, 2023 Mike Thomson President & Chief Operating Officer

Unisys today

We drive breakthroughs

Our top 50 clients on average have been with us for **more than 20 years**

~230 financial institutions globally depend on Unisys every day

8 out of 10 of the world's top ranked* airlines are Unisys clients

We are…

~16K Associates	2K+ Engineers	~50 Partners

Supporting…

800+ Clients	50+ Countries	~11M End-Users

With…

~$2B Total Revenue	80% + Recurring Revenue	>90% Renewal Rate

Note: Revenue figures for Full-Year 2022, all other figures as of 1Q23

*Based on Skytrax World Airline Awards Top 10 Airlines of 2022
Note: Figures as of year-end 2022

unisys

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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Redefine what's possible. We design, build, deploy, and manage proven cloud, applications, and infrastructure solutions that keep our clients moving forward while staying compliant and secure Technology is at the heart of opportunity. We enable organizations to embrace innovation with high - intensity computing platforms and specialized industry solutions Rethink how work gets done. We apply domain - specific expertise to fuel productivity through intelligent solutions that revolutionize our clients’ business processes The workplace is in constant motion. We help organizations create breakthrough employee experiences across devices and platforms as the workplace changes and evolves What we do Digital Workplace Solutions (DWS) Cloud Applications & Infrastructure Solutions (CA&I) Enterprise Computing Solutions (ECS) Business Process Solutions (BPS) Our clients rely on us to solve many of their most complex business and technology challenges to unlock faster growth and operational efficiency PM0

Experienced leadership

With deep technology expertise

Corporate Leadership



Peter Altabef
Chair & CEO



Mike Thomson
President & COO



Deb McCann
CFO



Dwayne Allen
CTO & Innovation



Katie Ebrahimi
CHRO



Teresa Poggenpohl
CMO



Claudius Sokenu
GC



Matt Marshall
CIO

Business Leadership



Manju Naglapur
Cloud, Applications & Infrastructure Solutions



Joel Raper
Digital Workplace Solutions



Chris Arrasmith
Enterprise Computing Solutions



Bill Brown
Business Process Solutions



Lisa Madion
Global Client Management



Christine Wenzel
Global Sales & Partnerships

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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We get results...

Analyst Recognition

Cloud, Applications & Infrastructure

Gartner — Magic Quadrant
NICHE PLAYER: Data Center Outsourcing and Hybrid Infrastructure Managed Services

Everest Group PEAK MATRIX — PEAK Matrix
MAJOR CONTENDER: Cloud Services Assessment North America

ISG — Provider Lens
LEADER: Private Hybrid Cloud and Data Center Services

ISG — Provider Lens
LEADER: Public Cloud — Solutions and Services

NelsonHall — NEAT Assessment
LEADER: End-to-End Cloud Infrastructure Management Services

NelsonHall — NEAT Assessment
LEADER: Cognitive and Self-Healing Infrastructure

Digital Workplace Solutions

Gartner — Magic Quadrant
CHALLENGER: Outsourced Digital Workplace Services

Everest Group PEAK MATRIX — PEAK Matrix
MAJOR CONTENDER: Digital Workplace Services North America & Europe

ISG — Provider Lens
LEADER: Future of Work — Service and Solutions

ISG — Provider Lens
LEADER: Microsoft Ecosystem

AVASANT — RadarView
LEADER: Digital Workplace Services

NelsonHall — NEAT Assessment
LEADER: Advanced Digital Workplace Services

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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Digital Workplace Solutions Winner Best Support Analyst - 2022 Winner Best Service & Support Culture - 2023 Winner Best Support Manager - 2022 Winner Best Service & Support Organization - 2023 HDI Global Support Center Certification awarded to Unisys Global Service Desk - 2022 Winner Best Service Desk Customer Experience - 2022 Service Desk Analyst of the Year - 2022 Cloud, Applications & Infrastructure Google Cloud Partner Advantage Program AWS Advanced Consulting Partner Microsoft Gold Partner We get results… Operational Recognition

We are acknowledged as an ESG leader… Goal of reducing GHG emissions by 75 % met in 2022, five years ahead of schedule New NetZero Goal of 75 % Scope 1 and 2 carbon emissions reductions (from FY’20 baseline) by 2030 Improved MSCI rating from BB to A Improved ISS rating from Medium to Prime Improved EcoVadis ESG rating from Silver to Gold Disability Equality Index score of 100% Diversity, Inc. Noteworthy Company — 3 years in a row Forum of Executive Women 2021 Champion of Board Diversity

Our strategy “To be strategic is to concentrate on what is important, on those few objectives that can give us a comparative advantage, on what is important to us rather than others, and to plan and execute the resulting plan with determination and steadfastness.” Richard John Koch British management consultant, venture capital investor, founder of LEK Consulting, and authorTM0

Solution D evelopment Addressable Market Growth Land and E xpand Operational Excellence Margin Expansion Core elements of our s trategyPM0

Leading with our Next - Gen Solutions Modern Workplace Digital Platforms & Applications (DP&A) Specialized Services & Next - Gen Compute (SS&C) Micro Market Solutions Traditional Solutions Experience - based workplace solutions to enable centralized, secure, and proactive management of devices, communication & collaboration platforms, as well as endpoints all wrapped with data telemetry, analytics, LLM, governance and reporting Strategy, design, development, migration & management capabilities for cloud applications, hybrid & multi - cloud environments, and data analytics, LLM & AI orchestration Specialized services and computing solutions such as applications integration, expansion & modernization in our proprietary environments, advanced computing, and proprietary SaaS - based product delivery in key sectors Highly specialized business process solutions for specific industries, markets, or use cases typically leveraging technology and knowledge proprietary to Unisys ~ 35 % Next - Gen Mix (% of 2022 Ex - L&S Revenue) MARKET GROWTHPM0

MARKET GROWTH

Next-Gen Solutions aligned to high-growth markets

Overall IT Solutions Market


$1.5T
3 Year CAGRs
12%
$1.1T
19%
~$600B
15%
12%
5%
2022E
2025E

High-Growth Markets

Modern Workplace
- Smart Workplace
- Mobility/BYOD
- Unified Communications

DP&A
- Infrastructure Consulting
- Application Modernization
- Infrastructure as a Service

SS&C
- Apps & Services Expansion
- Industry Solutions
- Next-Gen Compute

Micro Markets
- Records Mgmt. & Hyper Automation
- Digital Mortgage Processing
- Data Aggregation & Insights

Traditional Solutions
- Technology Support Services
- Infrastructure Management
- Classical Compute
- Business Process Outsourcing

Source: Everest, Gartner, Grad View Research, Transparency Market Research
Note: Unisys judgment applied in mapping industry analyst taxonomy to Unisys' offerings in determining addressable market

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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MARKET GROWTH

Where we are going

We have the opportunity to significantly increase our mix of Next-Gen revenue over the next three years


~65%
Traditional
Solutions
~35%
Next-Gen
Solutions

2022 Mix
As a % of Ex-L&S revenue

10% -15%
Next-Gen
Annual Growth

~38%
Expected 2023
Next-Gen Mix of
Ex-L&S Revenue

Flat-2%
Traditional Ex-L&S
Annual Growth


<55%
Traditional
Solutions
45% +
Next-Gen
Solutions

Target 2026 Mix
As a % of Ex-L&S revenue

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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Penetrating the mid-market

$2B - $5B
Target client size by revenue

~900
Potential U.S. clients

$14B+
IT spend addressable to Unisys

Source: DemandBase (for company revenue estimates) and Gartner (for company IT spend estimates)

MARKET GROWTH

Buying themes

- Consolidated spend with fewer partners
- Complexity and skills gap challenges
- Less variability and customization required
- High demand for trust, reliability and personalization
- Value industry/domain expertise

Industries with high demand

- Manufacturing
- Insurance
- Energy & Utilities
- Travel and Transportation
- Healthcare

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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Our variable solution development platform A platform that balances industry expertise, targeted innovation & integration, managed and purposeful orchestration to deliver optimized value Flexibility & variability in the technology solutions Standardized with ability to leverage innovation Shared R&D costs with innovation partners Faster value realization for our clients SOLUTION DEVELOPMENT

Our approach to data a nalytics & AI Data Engineering Generative AI Quantum Computing Simplifying complexity Expanding upon 34 existing solutions Data Security & Governance Domain Specified Insights Business Outcomes INNOVATE DESIGN IMPLEMENT MANAGE Areas of opportunity SOLUTION DEVELOPMENT

Direct sales Landing effectively Aligned around point of spear and full eco - system solution offerings Partner ecosystem Leveraging our channel, alliance, and innovation partnerships Brand awareness & marketing Industry analysts & advisors Engaging third - party analysts & advisors our clients turn to for advice 4 consecutive quarters of new logo qualified pipeline growth Top of funnel lead generation targeting prospects aligned to our priorities LAND AND EXPAND

Awareness campaigns driving measurable success 4X + 39% $ 567 M 2x Marketing driven pipeline 1Q annualized versus FY 2022 Highest single - month web traffic ever recorded + 10 % March 2023 More clients and prospects visiting our website 1 Increase in LinkedIn followers 2023 marketing - influenced qualified pipeline created in Q1 YoY Increase in average time on page $ 55 M TCV in ‘22 from priority deal campaigns 1. Reflects 1Q versus three - month period prior to brand launch LAND AND EXPAND

TECHNOLOGY/ TELECOMS/MEDIA LIFE SCIENCES AND HEALTHCARE TRAVEL AND TRANSPORTATION RETAIL MANUFACTURING/ CPG FINANCIAL SERVICES PUBLIC SECTOR Quality client base Serving as access points for expansion Note: logos reflect select Unisys clients LAND AND EXPANDPM0GA1PM2

Existing client growth opportunity Traditional Infrastructure Untapped addressable wallet at our existing clients for DWS and CA&I solutions alone 1 Traditional Workplace $2.5B $9B Digital Platforms & Applications $2B Modern Workplace $19B Traditional Infrastructure Solutions $ 31 B Building relationships with stakeholders beyond the CIO LAND AND EXPAND 44 % Of our $1M+ clients bought solutions from multiple Unisys business units in 2022 2 1 Source: Gartner IT spend estimates for existing Unisys clients 2 Percentage of 2022 $1M+ clients who generated revenue in more than one Unisys Business Unit

MARGIN EXPANSION

How we plan to expand gross margins

Higher value capabilities
Incorporating generative AI, hyper-automation, quantum computing

Aligned to future demand
Solutions in areas growing faster than the broader IT services market

Outcomes-based approach
Allowing us to contract on the value we are creating for our clients

Next-Gen Solutions

Targeting ~25% Next-Gen gross margin by 2026 (+~50bps / yr)

Targeting 150-200 bps of annual ex-L&S gross margin expansion

Traditional Margins

Targeting ~15% Traditional gross margin by 2026 (+100-150bps / yr)

Lower the cost of delivery
through increased use of automation and labor optimization

Strategic account management
centralized across Unisys touchpoints and improved contract enforcement

Improve low margin accounts
by getting them on a pathway of transformation with Unisys

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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Real estate rationalization & renegotiation Optimizing administrative functions Centralize and consolidate technology spend Tailored training & career planning Internal talent marketplace Early career hiring & training programs Optimizing labor model Leverage partner ecosystem Faster implementation timelines Capex approximately 4 - 5% of revenue Continue to remove pension liabilities Adjusted EBITDA margins in high teens Path to return capital to shareholders Operational excellence Focused on reducing operating costs and achieving sustainable free cash flow generation Reducing SG&A Associate Experience Capex - Lite Cash Flow OPERATIONAL EXCELLENCE GA0

Cloud, Applications & Infrastructure Delivering the “AI” in CA&I @ scale

Speaker and agenda Manju Naglapur Senior Vice President and General Manager, Cloud, Applications & Infrastructure Solutions Who we a re Global innovation and solutions p ortfolio Enterprise AI continuum AI solutions @ clients Client stories 01 02 03 04 05

Who we are Cloud & digital native Agile & deep technical engineering Scale with platforms & AI Cloud Applications & Infrastructure Redefine what's possible. We design, build, deploy, and manage proven cloud, applications, and infrastructure solutions that keep our clients moving forward while staying compliant and secure Secure enterprise foundation Lead with business outcomes GA0

Market opportunities Transform 1 2 3 Accelerate Disrupt Multi cloud Security Optimize Digital Automation Future work Core AI Applied AI Generative AI

Experience Breakthroughs Modern Applications Data Analytics & AI Hybrid Infrastructure Cybersecurity Cloud Management Cloud, Applications & Infrastructure Portfolio

38 Modern Application Solutions Application Migration & Modernization Enterprise Applications Modern User Experience Application Development & Maintenance Data Analytics & AI Solutions Data Migration & Modernization Modern Data Engineering Data Analytics Core AI Cloud Management Solutions Cloud Financial Analysis and Optimization Multi - Cloud Management Cloud Migration & Modernization Cybersecurity Solutions Attack Surface Discovery Cyber Recovery Managed Digital Identity Managed Detection & Response Hybrid Infrastructure Solutions Software Defined Networks Data Center Managed Services Experience Breakthroughs Modern Applications Data Analytics & AI Hybrid Infrastructure Cybersecurity Cloud Management

Leading with industry Global clients powered by Unisys innovation 85% Of CEOs reported increased investments in digital capabilities and 77% are increasing investments in Source: Gartner CEO Survey: Inflation Won’t Stall Digital Transformation, Provided Customer Experience Isa Focus Hitech Harnessing the power of Generative AI to deliver modern applications and increase financial efficiencies. Life Sciences Enabling leading life sciences enterprises to improve the lives of your patients. Financial Institutions Accelerate digital transformation with Cloud & AI solutions to provide game changing modern experiences. Public Sector Digitize and drive innovation within public sector using state - of - the - art platform engineering . Media Modernize global distributed marketing & communications giant to drive productivity. Higher Education Transform and enhance college experience for students and faculty on cloud at largest higher education campus system in USA Energy Powering energy pipelines of the future in a responsible, reliable and cost effective manner. GA0

Automated solutions built to scale CLOUD, APPLICATIONS & INFRASTRUCTURE CloudForte ® Asset Suite

Enterprise AI Continuum AI Applied to business opportunities Applied AI Solutions AI Core Establish, Govern & Democratize AI within the enterprise AI Frameworks & Capabilities Developer frameworks, foundational models, toolchains & capabilities to enable Applied AI solutions

Providing AI solutions

Generative AI	Fraud Detection	Content Intelligence	Customer AI	Continuous AI Delivery	Automation
Code assist, external marketing content	AI on knowledge graph, risk modelling	Text analytics, data quality, case management	Customer analytics, personalization, customer segmentation, competitive intelligence	AI core foundation, advanced analytics	AI ops, RPA, chatbots, contact canter, validation
Hi Tech, Financial Institutions	Financial Institutions	Travel & Transportation, Financial Institutions	Financial Institutions Retail	Financial Institutions	Retail Banking Financial Institutions

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Solution: Cloud first approach, OCM & governance through cloud business office European financial institution Multi - cloud platform adoption Frictionless cloud modernization & 40% upskilled labor Challenge: Ability to adapt to changing regulations across Europe and fast - changing market conditions

US mortgage leader Modern continuous delivery @ Scale 100% elimination of manual process for delivery Challenge: Misalignment between business and technology units Solution: No - touch, continuous delivery platform to multiple clouds

Global airline hospitality group Digital - first approach 95% reduction in production issues & 70% reduction in maintenance costs Challenge: Legacy core ERP systems & business process flows Solution: Modern, flexible, multi - tenant applications & application lifecycle management

Breakthrough with Unisys 01 02 03 Build resilient multi - cloud foundations Build, migrate & manage public, private, hybrid cloud foundations Accelerate modern digital capabilities Drive business outcomes through digital first modern applications Maximize enterprise insights with AI Disrupt your competition with advanced analytics 04 Secure your enterprise Enhance and maintain enterprise security posture

Digital Workplace Solutions Leading with experience

Speakers and agenda Joel Raper Senior Vice President and General Manager, Digital Workplace Solutions Opportunities and o verview Client showcase Portfolio and s olutions Technology and AI deep dive Solution showcases 01 02 03 04 05 Alan Shen Vice President, Digital Workplace Solutions

“The electric light did not come from the continuous improvement of candles” Oren Harari Business professor at University of San Francisco and Best - Selling author of business management books

Market opportunities Transform 1 2 3 Accelerate Disrupt Personas Frontline worker User onboarding Standardized automation Time to value Endpoint as a service OpenAI LLM & ChatGPT Generative AI chatbots AI / ML business i nsights

Digital Workplace Solutions (DWS) at - a - glance 360 degree frontline s ervices Workplace business i nsights Next - Gen s ervice d esk Enhanced employee e xperience

Challenge : achieve 2X growth in 5 yrs Higher engineering output (15% NPS increase) Solution: XLA 2.0, onboarding, & smart meeting room services Global household appliances company Trusted advisor for experience futures

Creating the Modern Workplace Leading with experience Experience Breakthroughs Seamless Collaboration Modern Device Management Proactive Experience Workplace as a Service Intelligent Workplace Services

ORGANIZATIONAL CHANGE MANAGEMENT
DATA ANALYTICS & AI
PERSONAS
EXPERIENCE LEVEL AGREEMENTS
Seamless Collaboration
Workplace as a Service
Proactive Experience
Experience Breakthroughs
Intelligent Workplace Services
Modern Device Management

Seamless Collaboration

- Managed Meeting Rooms
- Managed M365 & Teams
- Frontline Worker Enablement
- Managed Voice

Proactive Experience

- Unified Experience Management
- Endpoint as a Service

Modern Device Management

- Unified Endpoint Management
- Hardware & Software Asset Management

Intelligent Workplace Services

- Next-Generation Service Desk
- Touchless Support Services

Workplace as a Service

- Device Subscription Services
- VDI (Hybrid or Cloud-Native)
- User On-Boarding Services

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED. 54

Seamless Collaboration Frontline worker enablement Experience Breakthroughs Seamless Collaboration Modern Device Management Proactive Experience Workplace as a Service Intelligent Workplace Services

Proactive Experience Endpoint as a service Experience Breakthroughs Seamless Collaboration Modern Device Management Workplace as a Service Proactive Experience Intelligent Workplace Services

Workplace as a Service User on - boarding services Experience Breakthroughs Seamless Collaboration Modern Device Management Workplace as a Service Proactive Experience Intelligent Workplace Services

Better together – PowerSuite® & InteliServe™



Predictive & Innovative Business Insights
PowerSuite®
AI-powered data analysis & insights engine
Diverse data ingestion
Actionable service improvements
Org & user context insights
Instant Automation & Service Enhancements
InteliServe™ vNext
Multi-platform automation library
3rd Party plug'n play technology abstraction

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DWS solution maturity

Transformative Consulting

Twelve domains of expertise provide "trusted advisor" advisory services

User Experience Voice/Conferencing Contact Center	Meeting Rooms Data Governance Low Code / Automation	Collaboration Messaging Virtual Desktop	Endpoint Identity & Access Management Service Management

PowerSuite®

- RTO efficacy
  (including Commute time and Carbon impact)
- Smart PC refresh
  (maximizing EU experience)
- ESG impact analysis & reporting

InteliServe™ v.Next

- User onboarding experience
- M365 service automation
- Endpoint troubleshooting & remediation
- Field service dispatch integration

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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AI @ DWS: machine learning and generative Generative AI Machine Learning AI Insights query reporting Developer acceleration Service desk agent assist Humanized & frontline chatbot Hybrid worker experience & ESG efficacy Persona relevant business insights Self - learning automation optimization Predictive endpoint health Food processing, Restaurant Manufacturing, Healthcare, Real Estate, Philanthropy, Energy

Challenge : Adapt to changing office needs 1 hour onboarding & ~$1M lost productivity recovery Solution: Onboarding automation & smart meeting room services Real Estate Hybrid Work Modernization

Challenge: Merge two hospital systems Priceless life - saving focus without IT distractions Solution: Front line health care worker Healthcare Frontline Worker Optimization +

Digital Workplace Solutions (DWS) at - a - glance 360 degree frontline s ervices Workplace business i nsights Next - Gen s ervice d esk Enhanced employee e xperience

Enterprise Computing Solutions Unlocking innovation with Unisys IP

Speaker and agenda Chris Arrasmith Senior Vice President and General Manager, Enterprise Computing Solutions Opportunities and overview Client showcase Portfolio and solutions Quantum deep d ive 01 02 03 04

We keep breaking through

Protecting business - critical workloads Overcoming skills scarcity Embracing emerging technologies such as Generative AI and Quantum Computing Creating value through data analytics Opportunities to drive value for clients

Enterprise Computing Solutions (ECS) a t - a - glance Services expansion ClearPath Forward ® Next - Gen compute Industry solutions Licenses and Support (L&S) Specialized Services and Next - Gen Compute (SS&C)

European banking institution

Enabling client innovation through a cloud-based software solution for transaction-intensive, business critical applications



30M+
Lines of code

250
Applications

30K
Programs

2K
Workflows

Government-owned financial institution

Delivering digital capabilities to move transactions from branches to an online, integrated mortgage system



8M
Mortgages serviced annually

90+
Systems managed

$100B
Assets managed

11K
Digital transactions per second

Leading international air cargo carriers

Providing a comprehensive management system for efficient global cargo operations to maximize clients' revenue



100+
APIs connected to internal systems and customs

2.3M
Airway bills processed yearly

1K+
Daily cargo flights tracked

15
Specialized product categories managed across customs

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ECS in daily life 70% 80 M+ 8 % of mortgage volumes in Brazil of air freight globally v oicemail boxes in EMEA of passenger volume 7%

ECS by the numbers * Unisys ECS deployments ** includes direct sale, resale, and hosted providers 1,200 + Engineers 75%+ Top L&S accounts increasing workloads 2,100 + Associates 5,000 + Organizations Supported ** 9.0 CSAT Score (2022) 43 Countries *

License & Support (L&S) Services Expansion ClearPath Forward NextGen Compute Industry Solutions License and Support (L&S) Specialized Services and Next - Gen Compute (SS&C)

What is ClearPath Forward?

Secure, high-intensity, proprietary compute environments

Certified to run wherever the client needs

Continuously adapting and expanding

Designed for mission-critical workloads

The Unisys ClearPath Forward Ecosystem


Unisys Solutions
Client Applications
Partner Applications
IDE / Low Code Dev
CPF Integration / Middleware
Unisys Operating Systems
Unisys Integrated System
Public & Hybrid Clouds
Private Cloud
Reference Architecture (Intel x86)

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED. 73

Why clients choose ClearPath Forward again and again

Secure, high performance, enterprise computing

Unisys ClearPath Forward Platform

Ecosystem addresses client opportunities

Full suite of value-added services

+

A commitment to continuous innovation

=

Satisfied clients & long-standing relationships

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED. 74

Helping our clients achieve breakthroughs “The technology is very stable and reliable . Unisys has been a very good partner to us, and we like to work with them. This very long relationship has helped us reach our success. ” "During the time that we have collaborated, we have worked very well, showing a very professional relationship, responding with great agility, showing great flexibility and adaptability at all times and with great control over the products that have been offered to us." “We have an extremely long track record with Unisys. And of all our platforms in production, Unisys is one of the most stable and simple. It allows us to protect our investment in that platform.”

“The information is more valuable than the hardware which processes it." - Grace Hopper Former Unisys Associate and Computing Pioneer

Specialized Services & Next - Gen Compute (SS&C) Services Expansion ClearPath Forward NextGen Compute Industry Solutions License and Support (L&S) Specialized Services and Next - Gen Compute (SS&C)

87% of Digital Transformations Fail Harvard Business Review

Enabling successful transformations Investment Maximization Deep Expertise Ecosystem Prioritization Unisys Experience Intuitive UI/UX Compliance Flexibility Incremental Approach Hybrid architecture Scalability Connectivity Adaptable Foundation

CPF - Based Managed Services Ecosystem Modernization Next Gen Compute Research Travel & Transportation Solutions Banking and Financial Services Unisys Logistics Optimization Helping clients harness their data, wherever they are on their journey

Evolving platform solutions to outcome - driven applications Unlock client and external d ata Deliver outcome - driven, industry - specific solutions Deploy reinforced learning, advanced analytics and generative AI Leverage industry expertise Utilize Unisys pre - trained data models

Unlocking the value of client and external data through data analytics Data Acquisition Data Cleansing Data Transformation Data Training Data Validation Rationalized Actionable Data Unstructured, Structured and Dark Data

7 years Traditional Computational Tools 7 seconds Pre - trained Models powered by quantum annealing vs. Solving next - level business problems Quantum annealing, advanced analytics and AI Quantum Annealing Artificial Intelligence Advanced Analytics Creating next - level business outcomes Reinforced Machine Learning Rationalized Actionable Data

Introducing Unisys Quantum IQ Applying our unique mix of expertise in data analytics, quantum computing, and artificial intelligence to deliver real - time logistics optimization

Unisys Logistics Optimization Ρ demo

Reduced emissions & carbon footprint 20 % Fuel efficiency with optimized loading of Cargo 25 % Improve on - time performance with reduced ground handling errors Bringing new industry solutions to life Unisys Quantum IQ Ρ : Unisys Logistics Optimization Ρ projected outcomes 10% 30 % Reduction in c laims costs

Enterprise Computing Solutions at - a - glance Services Expansion ClearPath Forward NextGen Compute Industry Solutions License and Support (L&S) Specialized Services and Next - Gen Compute (SS&C)

Go - To - Market Land & expand

Speaker and agenda Lisa Madion Senior Vice President, Global Client Management Why choose Unisys Sales philosophy Partnership ecosystem Client case s tudies 01 02 03 04 Christine Wenzel Senior Vice President, Global Sales & Partnerships

Transforming fresh ideas into powerful outcomes Christine Wenzel Senior Vice President, Global Sales

Why choose Unisys Impact Expertise Experience Innovation

Sales philosophy Process How we sell People Our teams and our clients Partnerships Who we sell with p rofitability Equals

Go - to - Market structure Sales Executives Client Executives Land Expand Clients

Our process Understanding challenges to sell an outcome Pricing contracts on value delivered not cost Maximizing time with clients Faster proposals through bid - desk implementation Consistent pricing models and repeatable sales Working smarter

Our target markets Public Financial Services Commercial Mid - Market Large Companies LC0

We have the right combination of agility and scale for the mid - market Manufacturing Energy & Utilities Travel & Transportation Healthcare Insurance Opportunities $ 2 B – $ 5 B revenue

The ways we go to market Centralized sales supported by Global Partnerships & Business Unit domain experts Go to market with leading technology providers, leveraging their relationships & innovation Expanding Unisys’ portfolio offerings with cutting edge solutions of our partners Private Equity sponsors facilitating access to clients within their investment portfolios Alliance Channel Private Equity Direct

Key Unisys partners

Point Solutions Project Work Industry Solutions Point of spear Offerings Standardized solutions sold in a repeatable fashion with short sales cycles (E.g. software, “as - a - service,” and cyber security) Opening new logo doors and quickly establishing Unisys’ value proposition Discreet engagements with specific scopes of work (E.g. systems integrations, implementations, and software development) Standardized yet variable industry - relevant offerings with high speed - to - value (E.g. digital mortgage processing, cargo, fraud detection)

Experience matters Lisa Madion Senior Vice President, Global Client Management

Our clients told us they had three priorities Personalized attention Dedication to innovation Proactive partnerships

This is what drives us. Partnering to deliver powerful outcomes Expertise aligned to potential Solving the now and predicting the next Thinking beyond the contract

Key metrics New Business & Partnership TCV Average Deal Size TCV Cycle Length Win Rates Qualified Pipeline Client Wallet Share Cross Sell Penetration Renewal Rates

A trusted partner delivering a high - quality service experience globally 2016 2017 2018 2021 2022 2023 (OL) Revenue growth over time 33% 22% 8% 22% 14% *excluding GFC and Covid years Results >90% end - user satisfaction Positioned for growth into new markets 10+ years of established onsite b reak - fix support Scaling and expanding 2016: Signed expansion, realizing double digit revenue growth* YoY 2021: New - scope IoT support in 108 countries 2023: 1Q expansion into Hong Kong, $3.1M TCV (20% incremental ACV) Service Partner Awards 2 Global technology c ompany Business challenge: Create a premier brand reputation as a provider of devices and services that connects businesses and consumers.

First time outsourcer wanted to improve quality of existing IT support while reducing cost of IT spend

Mid-market, multi-national medical device company

How we are delivering

Integrated DWS offerings	Across Service Desk, Field Services, End Point Management, Data Center Management
Scale	Supporting 6,000 employees in 8 countries on 4 continents
Implementation expertise	Implementing ServiceNow, SharePoint and O365
Agility	Deploying engineers on-shore and near-shore, integrate acquisitions, and adapt to evolving needs of a growing business
Innovation	With a collaborative approach and domain expertise
Access	To technology thought leaders and senior leadership

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.
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Financial Overview JUNE 15, 2023 Deb McCann Chief Financial Officer

Agenda Historical financials & 2023 guidance Profitability & Free Cash Flow Financial targets

2022 revenue p rofile Highly diverse revenue streams with large base of recurring revenue 26% 26% 34% 14% DWS CA&I ECS All Other 2022 BY SEGMENT 45% 27% 13% 15% US & Canada EMEA Asia Pacific Latin America 2022 BY GEOGRAPHY 40% 29% 31% Commercial Financial Services Public Sector 2022 BY SECTOR 82% 18% Recurring Non-Recurring 2022 BY TYPE

FY23 FY22 FY21 $M ( 7% ) to ( 3% ) $1,980 $ 2,054 REVENUE $ 530 $ 572 GROSS PROFIT 26.7% 27.8% GAAP GROSS MARGIN % $159 $193 OPERATING PROFIT (NON - GAAP) 2% to 4% 8.0% 9.4% OPERATING MARGIN % (NON - GAAP) $ 326 $ 370 ADJUSTED EBITDA 9.5% to 11.5% 16.5% 18.0% ADJUSTED EBITDA MARGIN% Historical financials and 2023 guidance (1%) to 4% ex-L&S See reconciliation of GAAP to Non - GAAP financials in the appendix Note: revenue guidance in constant currency. 2023 L&S revenue impacted by early license renewals signed in 2022

Improving Free Cash Flow

While meeting our pension obligations & investing for future growth

Targeting 40 - 45%
adjusted EBITDA to FCF conversion by 2026
(pre-pension)

Improving Free Cash Flow

Working capital improvement

AP operational improvements
Improved contract terms

Capex-lite strategy

Capex ~5% of revenue

Margin expansion

Next-Gen solution mix shift
Cost of delivery improvement
Modest increase in L&S renewals
SG&A reduction

Pension management

Managing pension volatility and opportunistic annuity purchases

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED. 110

License & Support

Growing L&S revenue in 2024 and 2025 low-single and low-double digits, respectively

~$360M

3 & 5yr expected L&S average annual revenue
(2024 through 2026 & 2028)

~65%

3 & 5yr expected L&S average gross margin
(2024 through 2026 & 2028)

Strong profitability & visibility with growing adjacencies

Mission-critical operating system

Running critical business operations on-premise & in the cloud

Decades-long client relationships

~95% retention with our top clients[1] giving us unique depth of industry and data expertise

Unlocking value through SS&C

Services expansion, next-gen compute, and industry solutions combining a unique combination of data analytics & AI, quantum compute, and industry expertise

1 On an annual basis for clients making up ~90% of our revenue

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$ 50 M ~$ 20 M Optimize and streamline c ore G&A f unctions and real e state footprint Balance labor l ocation and pyramid Information Technology centralization and normalization ~$ 10 M ~$ 20 M © 2023 Unisys Corporation. All rights reserved. 112 Targeting $ 50 M a nnual SG&A reduction by 2026 ~ 1/3 per year run - rate achieved 2023 - 2025

Pension strategy $4.8 $2.8 $3.1 $1.6 $7.9 $4.4 $0 $3 $6 $9 2019 2020 2021 2022 US non-US Global $1.42 $0.41 $0.33 $0.13 $1.75 $0.54 $0 $1 $2 2019 2020 2021 2022 US non-US Global Liabilities ~ 45% ~ 70% $ 1.7 B Since Year - End 2019 Reduction global liabilities Reduction global GAAP deficit 1 Removed global liabilities GAAP D eficits 1 Includes approximately $800M of contributions to U.S. qualified defined benefit pension plans during 2020 Annuity purchases Delivering results Lump sums Transfers to multi - client / m ulti - employer plans 3 US transactions totaling ~$750M Continually evaluating 1 US transaction totaling ~$300M Continually evaluating 2 international plans totaling ~$700M Limited future opportunities $B $B

Declining estimated pension cash contributions after 2026



Estimated global pension cash contributions
$M, as of December 31, 2022
$144
$139
$132
$123
$112
$102
$88
$54
$30
$30
$30
$30
$29
$29
$30
$29
$114
$109
$102
$93
$83
$73
$58
$41
$29
$25
$29
$29
$29
<$5
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
U.S. Qualified Defined Benefit Plans
All Other Plans[1]

1. All Other Plans includes all international defined benefit plans and our U.S. non-qualified defined benefit plan

Note: The funding estimates for our U.S. qualified defined benefit pension plans are based on estimated asset returns and the funding discount rates used for the U.S. qualified defined benefit plans as of December 31, 2022. The future funding requirements are likely to change based on, among other items, market conditions and changes in discount rates. Current estimates for future contributions to international plans are based on local funding regulations and agreements as of year-end 2022 and are likely to change based on a number of factors including market conditions, changes in funding agreements, changes in discount rates and changes in currency rates. Future non-U.S. pension cash contributions beyond the period shown are expected to be at approximately the same level as above through 2035 after which cash contributions are currently expected to be less than $5 million annually. Excludes impact of March 2023 annuity purchase.

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED. 114

Mid - term Free Cash Flow assumptions Capital Expenditures Taxes Pension Annual Capex of ~4 - 5% of Revenue Estimating ~$40M in restructuring costs to achieve SG&A and Cost of Delivery efficiencies, spread across 2023 & 2024 Interest Restructuring & Other Annual Cash Taxes of ~$50 - $60M Representing 4 - 5% of international revenue Refer to previous slide for current expected cash contributions Targeting 40 - 45% a dj . EBITDA to Free Cash Flow conversion by 2026 (pre - pension) Annual Interest Payments of ~$35M

Adding it all up

4% - 6 % Total Company Revenue Growth Driving revenue g rowth 10% - 12 % Total Company Operating Margin TARGET 3YR CAGR FROM MID - POINT OF FY 2023 GUIDANCE TO 2026 Expanding profitability TARGET FULL - YEAR 2026 NON - GAAP MARGINS ~ 65 % L&S GROSS MARGIN ~25 % NEXT GEN GROSS MARGIN ~ 15 % TRADITIONAL EX L&S GROSS MARGIN 17 - 19 % Total Company Adj. EBITDA Margin ~$ 360 M (avg / year) LICENSE & SUPPORT 10% - 15 % NEXT GEN ~50bps expansion / year ~ 100 - 150 bps expansion / year On Average 5% - 7 % Ex - L&S Revenue Growth x Flat - 2 % TRADITIONAL EX - L&S $ 50 M SG&A REDUCTION Annualized by 2026 © 2023 Unisys Corporation. All rights reserved. 117 ~ 20% Ex - L&S GROSS MARGIN PM0MD1MD2

4% - 6% Revenue Growth Estimated Free Cash Flow equation $ 2.1 B - $ 2.2 B Total company revenue $ 350 - $ 400 M Adjusted EBITDA Targeted by 2026 Sufficient to service pension, invest in future growth, and drive shareholder value + = © 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED. 118 ~17 - 19% Adj. EBITDA Margin $ 150 - $ 175 M Free Cash Flow (Pre - Pension) 40 - 45% Adj EBITDA to Free Cash Flow Conversion (Pre - Pension)

Pre-pension Free Cash Flow expected to increase as estimated expected pension contributions decrease

Estimated global pension cash contributions

$M, as of December 31, 2022



$150-$175M
2026 Estimated FCF
(Pre-Pension)
FCF expected to increase as pension contributions are expected to decrease
$41
$29
$88
$30
$58
$144
$30
$114
$139
$30
$109
$132
$30
$102
$123
$30
$93
$112
$29
$83
$102
$29
$73
$54
$29
$25
$29
$29
$29
<$5
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
U.S. Qualified Defined Benefit Plans
All Other Plans[1]

1. All Other Plans includes all international defined benefit plans and our U.S. non-qualified defined benefit plan

Note: The funding estimates for our U.S. qualified defined benefit pension plans are based on estimated asset returns and the funding discount rates used for the U.S. qualified defined benefit plans as of December 31, 2022. The future funding requirements are likely to change based on, among other items, market conditions and changes in discount rates. Current estimates for future contributions to international plans are based on local funding regulations and agreements as of year-end 2022 and are likely to change based on a number of factors including market conditions, changes in funding agreements, changes in discount rates and changes in currency rates. Future non-U.S. pension cash contributions beyond the period shown are expected to be at approximately the same level as above through 2035 after which cash contributions are currently expected to be less than $5 million annually. Excludes impact of March 2023 annuity purchase.

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.
119

An investment in Unisys is an investment in...



1	**Large market opportunity**	Large market opportunity, operating within the ~$1 Trillion IT solutions market
2	**Innovative Next-Gen and Industry Solutions**	Increasingly levered to higher growth and margin areas of the marketplace with expanding development capabilities
3	**Highly recurring revenue**	More than 80% recurring revenue in FY 2022 with a sticky, highly-profitable software License & Support solutions
4	**Large base of high-quality clients**	Large base of large enterprise and public sector clients; our top 50 have been with us for >20yrs on average
5	**Strong financial management**	Expanding Ex-L&S gross margins and $1.7B in pension liabilities removed since Year-End 2019

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED.

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Appendix

Estimated pension sensitivity For U.S. Qualified Defined Benefit Pension Plans Investment policy t argets 52% Equity securities 34% Debt securities 14% Other Estimated sensitivities to 2023 U.S. total Trust r eturn and Dec. 31, 2023 10yr T reasury y ields (Including estimated impact of March 2023 annuity p urchase ) 15% 7.4% 0% 400 580 740 2.9% 210 380 550 3.9% 40 210 380 4.9% Estimated implied y ear - end 2023 GAAP Deficit $M 2023 Return Rate 15% 7.4% 0% 510 660 900 2.9% 430 630 870 3.9% 350 620 840 4.9% 2023 Return Rate Estimated implied y ear - end 2023 nominal 10 - Yr cash c ontribution forecast $M Note: For years after 2023, all scenarios assume base case returns of 7.4% annually and rates consistent with the respective yea r - end 2023 rate for each scenario. All sensitivities are based on forecasts as of January 1, 2023.

License & Support (L&S) historicals 1Q23 4Q22 3Q22 2Q22 1Q22 $M $516 $557 $461 $515 $447 TOTAL COMPANY REVENUE $136 $170 $87 $138 $73 L&S REVENUE $380 $387 $374 $377 $373 TOTAL COMPANY EX - L&S REVENUE $159 $190 $104 $148 $87 TOTAL COMPANY GROSS PROFIT (GAAP) $106 $144 $60 $109 $47 L&S GROSS PROFIT (GAAP) $53 $46 $44 $39 $40 TOTAL COMPANY EX - L&S GROSS PROFIT (GAAP)

Adjusted EBITDA reconciliation FY22 FY21 $M $ (106.0) $ (448.5) NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO UNI SYS 1.1 (1.3) NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS 20.0 27.6 INTEREST EXPENSE, NET OF INTEREST INCOME 1 42.3 (11.9) PROVISION FOR INCOME TAX 114.7 98.5 DEPRECIATION 68.8 74.9 AMORTIZATION $ 140.9 $ (260.7) EBITDA 45.3 552.0 POSTRETIREMENT EXPENSE 103.8 57.3 COST REDUCTION AND OTHER EXPENSES 2 19.0 14.2 NON - CASH SHARE - BASED EXPENSE 16.8 7.1 OTHER (INCOME) EXPENSE, NET ADJUSTMENT 3 $ 325.8 $ 369.9 ADJUSTED EBITDA 1,979.9 2,054.4 REVENUE 16.5% 18.0% ADJUSTED EBITDA MARGIN 1. Included in other (expense), net on the consolidated statements of income (loss) 2. Reduced for depreciation and amortization included above 3. Other expense, net as reported on the consolidated statements of income (loss) less postretirement expense,Interest income an d items included in cost reduction and other expenses

FY22 FY21 $M $ 52.2 $ 154.0 OPERATING PROFIT 104.7 35.3 COST REDUCTION AND OTHER EXPENSES 1 2.1 3.5 POSTRETIREMENT EXPENSE 2 $ 159.0 $ 192.8 NON - GAAP OPERATING PROFIT $ 1,979.9 $ 2,054.4 REVENUE 2.6% 7.5% GAAP OPERATING PROFIT % 8.0% 9.4% NON - GAAP OPERATING PROFIT % Non - GAAP operating profit 1. Included in cost of revenue, selling, general and administrative, and research and development on the consolidated statements of income ( los s). 2. Included in selling, general and administrative on the consolidated statements of income.

Unisys segment and solutions map

SEGMENT / REPORTING	NEXT-GEN SOLUTIONS	TRADITIONAL SOLUTIONS
Digital Workplace Solutions (DWS)	Modern Workplace	Traditional Workplace
Cloud, Application & Infrastructure Solutions (CA&I)	Digital Platforms & Applications "DP&A"	Infrastructure
Enterprise Computing Solutions (ECS)	Specialized Services & Next-Gen Compute "SS&C"	**License & Support (L&S):** ClearPath Forward and other Unisys IP-related licenses and associated support services. ClearPath Forward is a secure, scalable software operating environment for high intensity computing
All Other (various business process solutions)	Micro-Market Solutions	Business Process Solutions "BPS"

■ Excluding License & Support (Ex-L&S)

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US GAAP Accounting Liabilities: projected future benefits, present valued at current market corporate discount rates US GAAP Accounting Assets: fair market value of assets held in the pension trust US GAAP Discount Rate: market rate reflecting portfolio of AA corporate bonds that could theoretically match the accounting liabilities US GAAP Accounting Deficit: the delta between US GAAP accounting assets and liabilities, included on the balance sheet Pension terminology Prefunding Balance: A notional balance created by company contributions in excess of the MRC, which can be used in future plan years to meet MRC, in lieu of company contributions, if certain criteria are met Expected Company Contributions : The Company’s expected future company cash contributions to be paid to the plans, based on certain actuarial assumptions IRS Minimum Funding Liabilities: projected future benefits, present valued at either segment or full yield curve corporate discount rates, prescribed by the IRS IRS Minimum Funding Assets: An actuarial value of assets based on three - year smoothing of asset returns IRS Funding Discount Rate (Segment): An effective interest rate determined by three segment rates based on the averages of the yields over different blocks of maturity periods of the Treasury high quality corporate bond yield curves averaged over 24 - months, constrained by a corridor of 25 - year average segment rates, of high - quality corporate bond rates IRS Funding Discount Rate (Full Yield Curve): An effective interest rate determined using a one - month average of the Treasury high - quality corporate bond yield curves Minimum Required Contributions (MRC): A combination of expected annual administrative expenses and deficit contributions amortized over 15 years calculated on a Plan Year basis (which will differ in timing from Company Cash Contributions) Funding terms Accounting terms Other terms

Definitions of non-GAAP financial metrics and other terms

Non-GAAP Information
This presentation includes non-GAAP financial information such as non-GAAP operating profit, EBITDA, adjusted EBITDA, and revenue excluding License and Support. The Company's non-GAAP financial measures exclude certain items such as postretirement expense and cost-reduction activities and other expenses that the Company believes are not indicative of its ongoing operations, as they may be unusual or non-recurring. The inclusion of such items in financial measures can make the Company's profitability and liquidity results difficult to compare to prior periods or anticipated future periods and can distort the visibility of trends associated with the Company's ongoing performance. Management also believes that non-GAAP measures are useful to investors because they provide supplemental information about the Company's financial performance and liquidity, as well as greater transparency into management's view and assessment of the Company's ongoing operating performance. The following measures are often provided and utilized by the Company's management, analysts, and investors to enhance comparability of year-over-year results.

Non-GAAP operating profit – This measure excludes pretax postretirement expense and pretax charges in connection with cost-reduction activities and other expenses.

EBITDA & adjusted EBITDA – Earnings before interest, taxes, depreciation and amortization (EBITDA) is calculated by starting with net income (loss) attributable to Unisys Corporation common shareholders and adding or subtracting the following items: net income (loss) attributable to noncontrolling interests, interest expense (net of interest income), provision for (benefit from) income taxes, depreciation and amortization. Adjusted EBITDA further excludes postretirement expenses and cost-reduction activities and other expenses, non-cash share-based expense, and other (income) expense adjustments.

Non-GAAP net income and non-GAAP diluted earnings per share – These measures excluded postretirement expense and charges in connection with cost-reduction activities and other expenses. The tax amounts related to these items for the calculation of non-GAAP diluted earnings per share include the current and deferred tax expense and benefits recognized under GAAP for these items.

Free cash flow – Represents cash flow from operations less capital expenditures.

Excluding License and Support (Ex-L&S) – these measures exclude revenue and gross profit in connection with software license and support revenue within the company's ECS segment. The company provides these measures to allow investors to isolate the impact of software license renewals, which tend to be lumpy, and related support services in order to evaluate the company's business outside of these areas.

Constant currency – A significant amount of the company's revenue is derived from international operations. As a result, the company's revenue has been and will continue to be affected by changes in the U.S. dollar against major international currencies. The company refers to revenue growth rates in constant currency or on a constant currency basis so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates to facilitate comparisons of the company's business performance from one period to another. Constant currency is calculated by retranslating current and prior-period revenue at a consistent exchange rate rather than the actual exchange rates in effect during the respective periods.

Next-Gen Solutions – includes our Modern Workplace solutions within DWS, Digital Platforms and Applications (DP&A) solutions within CA&I, Specialized Services and Next-Gen Compute (SS&C) solutions within ECS, as well as Micro-Market Solutions (reported within All Other).

© 2023 UNISYS CORPORATION. ALL RIGHTS RESERVED. 128

Thank you Contact us: investor@unisys.com BT0